Exhibit 99.1

                        Wellsford Real Properties, Inc.
               535 Madison Avenue, 26th Floor, New York, NY 10022
                         212-383-3400  Fax 212-4217244

FOR IMMEDIATE RELEASE:


                         WELLSFORD REAL PROPERTIES, INC.
                           SECOND QUARTER 2003 RESULTS

NEW YORK, August 6, 2003--Wellsford Real Properties, Inc. (AMEX: "WRP") reported second quarter 2003 revenues of $7,307,634 and a net loss of $(1,438,302), or $(0.22) per basic and diluted share. For the corresponding quarter in 2002, WRP reported comparable revenues of $7,097,635 and a net loss of $(893,386), or $(0.14) per basic and diluted share.

For the six months ended June 30, 2003, WRP reported revenues of $13,941,184 and a net loss of $(605,763) or $(0.09) per basic and diluted share. For the corresponding 2002 period, WRP reported comparable revenues of $13,779,483 and a net loss of $(1,969,800), or $(0.31) per basic and diluted share.

Second Quarter 2003 and Subsequent Activities

Wellsford/Whitehall

At June 30, 2003, WRP had a 32.59% ownership interest in Wellsford/Whitehall, a private joint venture that owns and operates 25 properties (including 17 office properties, five retail properties and three land parcels) aggregating approximately 2,752,000 square feet of improvements.

Wellsford/Whitehall sold three properties during the three months ended June 30, 2003 for gross proceeds of approximately $33,785,000. For the six months ended June 30, 2003, Wellsford/Whitehall sold 11 properties for gross proceeds of approximately $174,290,000. The net effect of these sales to WRP's results was a pre-tax (loss) income of approximately $(700,000) and $1,400,000 and an after-tax (loss) income of $(600,000) and $1,100,000 for the three and six months ended June 30, 2003, respectively.

Wellsford/Whitehall had total assets of $390,685,000 and debt of $202,293,000 at June 30, 2003. At December 31, 2002, total assets and debt were $557,319,000 and $368,359,000, respectively.

The stabilized portfolio occupancy was 73% at June 30, 2003 based upon 2,206,000 gross leasable square feet (approximately 546,000 square feet is under renovation).

Wellsford Development

During the second quarter of 2003, WRP sold 11 condominium units at the Silver Mesa phase of Palomino Park for gross proceeds of $2,461,000. WRP sold 11 units for gross proceeds of $2,245,000 in the comparable 2002 period. For the six months ended June 30, 2003, and 2002, WRP sold 16 and 20 units respectively for gross proceeds of $3,657,000 and $4,324,000, respectively. Through June 30, 2003, 169 units have been sold and 95 units remain to be sold.


The Blue Ridge, Red Canyon and Green River phases of Palomino Park were 87% occupied at June 30, 2003. In order to maintain occupancy at this level, WRP continued to offer concessions on all new and renewal leases.

During the second quarter of 2003, WRP repaid the remaining principal balance of the Silver Mesa Conversion Loan of $3,327,000 with proceeds from Silver Mesa unit sales and available cash. Since that time, all of the net sales proceeds from Silver Mesa units are available for WRP working capital purposes.

Wellsford Capital

Second Holding, a special purpose finance company in which WRP has an approximate 51% equity interest, purchased (net of repayments and releases of escrow reserves) approximately $30,000,000 of investments in real estate and other asset-backed securities during 2003 for a total investment balance of $1,817,000,000 at June 30, 2003. At June 30, 2003, approximately 91% of the investments were rated AAA or AA by Standard & Poor's and no investments were rated lower than A-.

On July 2, 2003, WRP sold the Salem, New Hampshire property, one of the two remaining real estate assets from WRP's 1998 merger with Value Property Trust. The net sales price for this asset was approximately $4,100,000. As a result of this sale and the expectation that WRP will sell the Philadelphia, Pennsylvania property, WRP classified these assets as a discontinued operation and changed the prior period statements of operations and balance sheet to conform the presentations.

Corporate

Commenting on the activities of the second quarter, Jeffrey H. Lynford, Chairman of the Board, stated, "Since 1999, we have sold over $500 million in assets, including $182 million during 2003. Cash remains in excess of $40 million and the nearest debt maturity on our balance sheet is May 2005.

Wellsford/Whitehall has been working with its lender to modify and extend the terms of its credit facility. Leasing activity during the year has been weak except for one renewal lease of 112,000 square feet to a credit tenant at one of the New Jersey properties through June 2010. Unrestricted and restricted cash on hand was approximately $28.7 million at June 30, 2003.

We continue to earn a return of approximately 9% on our investment in Second Holding, which is a combination of allocated income from that venture and fees.

The Denver apartment market has further softened as a result of continuing weakness in the local job market coupled with new product being placed in service. Concessions across that market remain significant. One bright spot is that the condo sales pace has picked up during the second and third quarters."

Wellsford Real Properties, Inc. is a real estate merchant banking firm organized in 1997 and headquartered in New York City which acquires, develops, finances and operates real estate properties and organizes and invests in private and public real estate companies.

This press release may contain certain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Such forward-looking statements involve known and unknown risks, uncertainties and other factors which may cause the actual results, performance or achievements of the Company or industry results to be materially different from any future results, performance or achievements expressed or implied by such forward-looking statements. Such factors include, among others, the following, which are discussed in greater detail in the "Risk Factors" section of the Company's registration statement on Form S-3 (file No. 333-73874) filed with the Securities and Exchange Commission ("SEC") on December 14, 2001, as may be amended, which is incorporated herein by reference: general and local economic and business conditions, which will, among other things, affect demand for commercial and residential properties, availability and credit worthiness of prospective tenants, lease rents and the availability and cost of financing; ability to find suitable investments; competition; risks of real estate acquisition, development, construction and renovation including construction delays and cost overruns; ability to comply with zoning and other laws; vacancies at commercial and multifamily properties; dependence on rental income from real property; the risk of inflation in operating expenses, including, but not limited to, energy, water and insurance; the availability of insurance coverages; adverse consequences of debt financing including, without limitation, the necessity of future financings to repay maturing debt obligations; inability to meet financial and valuation covenants contained in loan agreements; inability to repay financings; risks of investments in debt instruments, including possible payment defaults and reductions in the value of collateral; uncertainties pertaining to debt investments, including, but not limited to the WTC Certificates, including scheduled interest payments, the ultimate repayment of principal, adequate insurance coverages, the ability of insurers to pay claims and effects of changes in ratings from rating agencies; risks of subordinate loans; risks of leverage; risks associated with equity investments in and with third parties; availability and cost of financing; interest rate risks; demand by prospective buyers of condominium and commercial properties; inability to realize gains from the real estate assets held for sale; lower than anticipated sales prices; inability to close on sales of properties under contract; illiquidity of real estate investments; environmental risks; and other risks listed from time to time in the Company's reports filed with the SEC. Therefore, actual results could differ materially from those projected in such statements.

Press Contact:    Mark P. Cantaluppi
                  Wellsford Real Properties, Inc.
                  Vice President, Chief Accounting Officer & Director of
                    Investor Relations
                  (212) 838-3400

                        Wellsford Real Properties, Inc.
                              Financial Highlights

                                                                 For the Three Months Ended         For the Six Months Ended
         Consolidated Statements of Operations                          June 30,                              June 30,
------------------------------------------------------        --------------------------------   -------------------------------
                                                                  2003             2002*            2003                2002*
                                                              ------------      --------------   --------------    -------------
REVENUES
 Rental revenue...........................................   $   3,592,216      $   3,664,692     $   7,506,325    $   7,082,808
 Revenue from sales of residential units..................       2,461,139          2,245,269         3,657,139        4,323,854
 Interest revenue.........................................         941,107          1,042,645         1,899,150        2,110,812
 Fee revenue..............................................         313,172            145,029           878,570          262,009
                                                             -------------      -------------     -------------    -------------
   Total revenues.........................................       7,307,634          7,097,635        13,941,184       13,779,483
                                                             -------------      -------------     -------------    -------------

COSTS AND EXPENSES
 Cost of sales of residential units.......................       2,125,977          2,033,158         3,180,731        3,938,718
 Property operating and maintenance.......................       1,311,937          1,165,445         2,282,987        2,321,035
 Real estate taxes........................................         374,971            337,712           705,966          661,156
 Depreciation and amortization............................       1,208,605          1,250,434         3,434,821        2,458,311
 Property management......................................          73,364            112,769           151,287          217,286
 Interest.................................................       1,668,659          1,455,074         3,253,746        2,948,810
 General and administrative...............................       1,414,875          1,658,177         2,925,078        3,331,840
                                                             -------------      -------------     -------------    -------------
   Total costs and expenses...............................       8,178,388          8,012,769        15,934,616       15,877,156
                                                             -------------      -------------     -------------    -------------

(Loss) income from joint ventures.........................        (790,177)           329,582          2,335,295         749,785
                                                             -------------      -------------     -------------    -------------
(Loss) income before minority interest, income taxes,
 accrued distributions and amortization of costs on
 Convertible Trust Preferred Securities and
 discontinued operations..................................      (1,660,931)          (585,552)          341,863       (1,347,888)

Minority interest benefit ................................          47,124             25,977            41,349           71,447
                                                             -------------      -------------     -------------    -------------
(Loss) income before income taxes, accrued
 distributions and amortization of costs on
 Convertible Trust Preferred Securities and
 discontinued operations..................................      (1,613,807)          (559,575)          383,212       (1,276,441)

Income tax (benefit) expense..............................        (676,000)            (4,000)          189,000          (38,000)
                                                             -------------       ------------     -------------    -------------

(Loss) income before accrued distributions and
 amortization of costs on Convertible Trust Preferred
 Securities and discontinued operations...................        (937,807)          (555,575)          194,212       (1,238,441)

Accrued distributions and amortization of costs on
 Convertible Trust Preferred Securities, net of
 income tax benefit of $30,000, $105,000, $210,000
 and $210,000, respectively...............................        494,953            419,953           839,907           839,907
                                                             -------------      -------------     -------------    --------------

(Loss) from continuing operations.........................     (1,432,760)          (975,528)         (645,695)       (2,078,348)

(Loss) income from discontinued operations, net of
 income tax (benefit) expense of $(13,000), $20,000,
 $10,000, and $27,000, respectively.......................         (5,542)            82,142            39,932           108,548
                                                             ------------       -------------     -------------    --------------

Net (loss)................................................   $ (1,438,302)      $    (893,386)    $   (605,763)    $  (1,969,800)
                                                             ============       =============     ============     =============

Per share amounts, basic and diluted:
  (Loss) from continuing operations.......................   $      (0.22)      $       (0.15)    $      (0.10)    $       (0.32)
  (Loss) income from discontinued operations..............             --                0.01             0.01              0.01
                                                             -------------      --------------    -------------    --------------
  Net (loss) .............................................   $      (0.22)      $       (0.14)    $      (0.09)    $       (0.31)
                                                             ============       =============     ============     =============
Weighted average number of common shares
  outstanding, basic and diluted..........................      6,453,730           6,437,390        6,452,916         6,423,397
                                                             ============       =============     ============     =============


                        Wellsford Real Properties, Inc.
                              Financial Highlights
                                  (continued)


  Summary of Consolidated Balance Sheet Data      June 30,      December 31,
                                                   2003            2002*
                                              --------------    -------------
                                                (unaudited)      (audited)

Real estate, net............................  $  138,926,214    $  143,842,012
Notes receivable............................  $   28,096,000    $   28,612,000
Assets held for sale........................  $    6,277,699    $    6,255,666
Investment in joint ventures................  $   94,408,974    $   94,180,991
Cash and cash equivalents...................  $   40,801,059    $   38,581,841
Total assets................................  $  328,998,529    $  332,775,043
Mortgage notes payable......................  $  110,203,140    $  112,232,830
Convertible Trust Preferred Securities......  $   25,000,000    $   25,000,000
Total shareholders' equity..................  $  176,313,476    $  176,567,297

Other information:
  Common shares outstanding..................      6,453,730         6,450,586
  Book value per share (unaudited)........... $        27.32    $        27.37
  Enterprise assets (unaudited).............. $2,642,634,000    $2,646,437,000

------------------------------------------

*2002 information reclassified for discounted operations accounting treatment.